UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2014

ATHLON HOLDINGS LP

ATHLON FINANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-195506	45-2817212
Delaware	333-195506-02	46-2465554
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 984-8200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 4, 2014, Athlon Holdings LP, a Delaware limited partnership (“Holdings”), filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission (the “SEC”) to report, among other things, that Holdings had completed the acquisition of certain producing properties and undeveloped acreage in the Midland Basin from Summit West Resources LP and Summit Group (“Summit”).  This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include: (i) the unaudited Statements of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Summit for the three and six months ended June 30, 2014 and 2013; (ii) the audited Statements of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Summit for each of the three years in the period ended December 31, 2013; and (iii) the unaudited pro forma financial statements of Holdings as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited Statements of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Summit for the three and six months ended June 30, 2014 and 2013, are included as Exhibit 99.1 to the Amendment.

The audited Statements of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Summit for the each of the three years in the period ended December 31, 2013, are included as Exhibit 99.2 to the Amendment.

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements of Holdings as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013, are included as Exhibit 99.3 to the Amendment.

(d) Exhibits.

99.1                        Unaudited Statements of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Summit for the three and six months ended June 30, 2014 and 2013.

99.2                        Audited Statements of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Summit for the each of the three years in the period ended December 31, 2013.

99.3                        Unaudited Pro Forma Financial Statements of Holdings as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHLON HOLDINGS LP
ATHLON FINANCE CORP.

Date: November 12, 2014	By:	/s/ John C. Souders
John C. Souders
Vice President–Controller and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Statements of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Summit for the three and six months ended June 30, 2014 and 2013.

99.2	Audited Statements of Direct Operating Revenues and Direct Operating Expenses of Certain Oil and Natural Gas Properties of Summit for the each of the three years in the period ended December 31, 2013.

99.3	Unaudited Pro Forma Financial Statements of Holdings as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013.